UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2025

Copley Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4005-4006, 40/F, One Exchange Square

8 Connaught Place, Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code +852 2861 3335

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	COPLU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	COPL	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	COPLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On May 2, 2025, Copley Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant (the “Warrants”) with each whole warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000 (the “Public Proceeds”).

Simultaneously with the closing of the IPO, pursuant to the private placement unit purchase agreement, dated April 30, 2025, between the Company and Copley Acquisition Sponsors, LLC, the Company completed the private sale of 555,893 units (the “Private Units”), with 67,500 Private Placement Units sold at a purchase price of $10.00 per Private Unit and the remainder sold at a purchase price of $7.00 per Private Unit, generating aggregate gross proceeds to the Company of $4,093,750 (the “Private Proceeds” and together with the Public Proceeds, the “Offering Proceeds”).

A total of $173,362,500, or $10.05 per Unit, comprised of the net proceeds from the IPO (which amount includes $5,175,000 of the underwriter’s deferred discount) and the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of May 2, 2025 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPLEY ACQUISITION CORP

By:	/s/ Francis Chi Yin Ng
	Name:	Francis Chi Yin Ng
	Title:	Co-Chief Executive Officer

Dated: May 8, 2025

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